UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 11, 2005

CASCADE MICROTECH, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-51072	93-0856709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2430 N.W. 206th Avenue
Beaverton, Oregon 97006
(503) 601-1000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                              ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On February 14, 2005, the Board of Directors of Cascade Microtech, Inc. (the “Company”) approved the incentive compensation plan for the six-month period ending June 30, 2005 (the “Bonus Plan”).    The Bonus Plan establishes target bonus levels for each participant and will be paid based on the achievement of certain goals.  A copy of incentive compensation plan is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 9.01.                                              FINANCIAL STATEMENTS AND EXHIBITS

(c)                                  Exhibits.

10.1                           Cascade Microtech, Inc. 2005 Incentive Compensation Plan for the Six-Month Period Ending June 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on February 17, 2005.

CASCADE MICROTECH, INC.
(Registrant)

By	/s/ Steven Sipowicz
Steven Sipowicz
Vice President and Chief Financial Officer